SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

KEITHLEY INSTRUMENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Keithley Instruments, Inc. 28775 Aurora Road Cleveland, Ohio 44139-1891 440-248-0400 Fax: 440-248-6168 http://www.keithley.com

January 6, 2004

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

      This year’s Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 14, 2004, at our corporate headquarters, 28775 Aurora Road, Cleveland, Ohio.

      In addition to acting on the matters outlined in the Proxy Statement, we look forward to giving you a progress report on the first quarter, which ended on December 31, 2003. As in the past, there will be an informal presentation on the Company’s business.

      We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may revoke your proxy should you wish to vote in person.

      On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

Sincerely yours,

/s/ Joseph P. Keithley
JOSEPH P. KEITHLEY
Chairman, President and Chief Executive Officer

Keithley Instruments, Inc. 28775 Aurora Road Cleveland, Ohio 44139-1891 440-248-0400 Fax: 440-248-6168 http://www.keithley.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the Company’s corporate headquarters, 28775 Aurora Road, Cleveland, Ohio, on Saturday, February 14, 2004, at 12:00 Noon (EST), for the following purposes:

(1) To elect eight members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

(2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 16, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ John M. Gherlein
JOHN M. GHERLEIN
Secretary

January 6, 2004

Please sign, date and return the enclosed proxy promptly.

A return envelope is enclosed for your convenience.

KEITHLEY INSTRUMENTS, INC.

28775 Aurora Road

Cleveland, Ohio 44139

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2004

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Keithley Instruments, Inc. (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on February 14, 2004, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

      The solicitation of proxies is made by and on behalf of the Board of Directors. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials, will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by Directors, officers and employees of the Company.

      The presence of a shareholder at the Annual Meeting will not operate to revoke the shareholder’s proxy. Any shareholder giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All properly executed proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, in accordance with the directions contained in such proxies. If no directions are given, properly executed proxies will be voted FOR the election of the nominees named in this Proxy Statement and with discretionary authority to vote on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The close of business on December 16, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. This Proxy Statement and the accompanying President’s letter, notice and proxy, together with the Company’s annual report to shareholders for the fiscal year ended September 30, 2003, are first being sent to shareholders on or about January 6, 2004.

VOTING RIGHTS

      As of the close of business on December 16, 2003, there were outstanding 13,418,202 Common Shares, without par value, of the Company (“Common Shares”) and 2,150,502 Class B Common Shares, without par value, of the Company (“Class B Common Shares”). The holders of outstanding Common Shares on that date will be entitled to one vote for each share held, and the holders of outstanding Class B Common Shares on that date will be entitled to ten votes for each share held. Proxies received by the Company but marked as abstentions or broker non-votes will not count in favor of, or against, election of a nominee for Director; however, abstentions and broker non-votes may have the effect of a vote against approval of any other matter.

      The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that such shareholder desires the voting to elect Directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling such shareholder to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute votes on the same principle among two or more nominees, as such shareholder sees fit. If cumulative voting is in effect, the persons named in the proxy will vote shares represented thereby so as to elect as many of the eight nominees named herein as possible.

PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners

      The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 16, 2003:

Class B
	Common Shares		Common Shares(1)

	Number of		Number of		Percentage
	Shares		Shares		of Total
	Beneficially	Percent	Beneficially	Percent	Voting
Name of Beneficial Owner	Owned	of Class	Owned	of Class	Power

Joseph P. Keithley	438,386 (2)	3.2%	2,130,878 (3)	99.1%	61.6%
Barclays Global Investors, N.A. (4)	849,449	6.3%	—	—	2.4%

(1)	Pursuant to the Company’s Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2)	Includes Common Shares represented by options exercisable on or before February 14, 2004, by Joseph P. Keithley (370,500 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by Mr. Keithley and his percentage of total voting power of the Company’s capital stock, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes 9,812 shares of restricted stock that are subject to certain vesting requirements and 2,448 shares owned by Mr. Keithley’s wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(3)	Includes 1,954,816 shares owned by a partnership of which Mr. Keithley serves as the general partner, and 46,062 shares owned by a trust of which Mr. Keithley serves as the trustee.

(4)	Derived from information set forth on a Schedule 13G of Barclays Global Investors, N.A. dated February 12, 2002.

      The business address of Mr. Keithley is 28775 Aurora Road, Cleveland, Ohio 44139. The address for Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, California 94105.

Security Ownership of Management

      The beneficial ownership of Common Shares and Class B Common Shares by each of the Company’s Directors, nominees for Director, each of the Company’s executive officers named in the Summary Compensation Table and by all executive officers and Directors of the Company as a group on December 16, 2003, is set forth in the table below:

			Class B
	Common Shares		Common Shares(1)

	Number of		Number of		Percentage
	Shares		Shares		of Total
	Beneficially	Percent	Beneficially	Percent	Voting
Name and Address of Beneficial Owner	Owned(2)	of Class	Owned	of Class	Power

Brian R. Bachman	57,947	*	—	—	*
James T. Bartlett	65,062	*	—	—	*
James B. Griswold	67,652	*	—	—	*
Leon J. Hendrix, Jr.	97,160	*	—	—	*
William J. Hudson, Jr.	61,627	*	—	—	*
Joseph P. Keithley	438,386 (3)	3.2%	2,130,878 (4)	99.1%	61.6%
Dr. N. Mohan Reddy	28,143	*	—	—	*
R. Elton White	55,459	*	—	—	*
John A. Pesec	44,295 (5)	*	—	—	*
Mark J. Plush	141,778 (6)	1.1%	—	—	*
Linda C. Rae	28,508	*	—	—	*
Gabriel A. Rosica	224,570	1.6%	—	—	*
All executive officers and Directors as a group (16 persons)	1,492,849	10.3%	2,130,878	99.1%	63.2%

*	Less than 1%

(1)	Pursuant to the Company’s Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2)	Includes Common Shares represented by options exercisable on or before February 14, 2004 by Brian R. Bachman (40,000 shares), James T. Bartlett (40,000 shares), James B. Griswold (37,500 shares), Leon J. Hendrix, Jr. (60,000 shares), William J. Hudson, Jr. (40,000 shares), Joseph P. Keithley (370,500 shares), Dr. N. Mohan Reddy (25,000 shares), R. Elton White (30,000 shares), John A. Pesec (40,750 shares), Mark J. Plush (71,500 shares), Linda C. Rae (28,000 shares), Gabriel A. Rosica (222,750 shares) and all officers and Directors as a group (1,137,700 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company’s capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes restricted shares that are subject to certain vesting requirements for Mr. Keithley (9,812 shares), Mr. Plush (23,836 shares), and all officers and Directors as a group (57,710). Includes shares held under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan for the benefit of Mr. Bachman (16,947 shares), Mr. Bartlett (25,062 shares), Mr. Griswold (25,872 shares), Mr. Hendrix (27,160 shares), Mr. Hudson (6,627 shares), Dr. Reddy (3,143), Mr. White (25,459 shares) and Mr. Rosica (1,820 shares), as to which such persons do not have current voting rights.

(3)	Includes 2,448 shares owned by Mr. Keithley’s wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(4)	Includes 1,954,816 shares owned by a partnership of which Mr. Keithley serves as the general partner, and 46,062 shares owned by a trust of which Mr. Keithley serves as the trustee.

(5)	Includes eight shares owned by Mr. Pesec’s wife. Mr. Pesec disclaims beneficial ownership with respect to the shares owned by his wife.

(6)	Includes 2,462 shares owned by Mr. Plush’s children and nine shares owned by his wife. Mr. Plush disclaims beneficial ownership with respect to the shares owned by his wife.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires Keithley’s executive officers, Directors and persons who own more than 10% of Keithley’s common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required to provide the Company with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of these forms and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2003, with the following exception: Mr. Griswold reported the acquisition of 3,000 Common Shares purchased in 1997 on a Form 4 filed in February 2003.

ELECTION OF DIRECTORS

      At the Annual Meeting, or any adjournment or postponement thereof, Common Shares and Class B Common Shares represented by proxies, unless otherwise specified, will be voted for the election as Directors of the eight persons named below who have been nominated by the Board of Directors following the recommendation of the Board’s Nominating and Corporate Governance Committee. If the eight nominees are elected, there will be one vacancy on the Board. The Directors may fill that vacancy at their discretion. The Company believes it is desirable to have the vacancy available to be filled by the Directors if a person who could make a valuable contribution as a Director becomes available during the year.

      Each of the Directors to be elected at the meeting is to serve until the next annual meeting and until his successor shall have been duly elected and qualified. Pursuant to the Company’s Amended Articles of Incorporation (the “Articles”), one-fourth (calculated to the nearest whole number) of the number of authorized Directors, which equals two Directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bartlett and Hendrix have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining six nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together. The two nominees receiving the greatest number of votes of the Common Shares voting separately as a class, and the six other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class, will be elected as Directors.

      Each of the nominees is presently a member of the Board of Directors and each has indicated his willingness to serve as a Director, if elected. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by proxies will be voted for the election of any substitute nominee that may be named by the Board of Directors.

Nominees for Election

      Set forth below is certain information, as of December 16, 2003, with respect to each person nominated for election as a Director.

Name and Age
of Nominee	Business Experience	Director Since

Joseph P. Keithley Age 54
Chairman of the Board of the Company since 1991, Chief Executive Officer since November 1993 and President since May 1994. Director of Brush Engineered Materials Inc., which through its subsidiaries supplies beryllium-containing products and other engineered materials for end-use applications within the worldwide telecommunications and computer, automotive electronics, industrial components, optical media, aerospace, defense and appliance markets, and Director of Nordson Corporation, a worldwide producer of precision dispensing equipment and manufacturer of technology-based systems for curing and surface treatment processes.
		1986
Brian R. Bachman Age 58
Private Investor and Adjunct Professor at the Northwestern University Kellogg-McCormick MMM Program since 2002. Former Chief Executive Officer and Vice Chairman of Axcelis Technologies, a worldwide producer of ion implantation, dry strip and photostabilization equipment used in the fabrication of semiconductors, from 2000 to 2002. Senior Vice President and Group Executive of Semiconductor Equipment and Specialty Controls of Eaton Corporation from 1996 to 2000. Vice President of Standard Products Business Group of Philips Semiconductor, a worldwide semiconductor manufacturer for Philips Electronics N.V. from 1991 through 1995. Director of Kulicke and Soffa Industries Inc., a leading supplier of wire bonding equipment in the semiconductor assembly market.
		1996
James T. Bartlett (1) Age 66	Advising Director since 2002, and Managing Director from 1986 to 2002, of Primus Venture Partners Inc., the manager of Primus Capital Fund and Primus Capital Funds II, III, IV and V, venture capital limited partnerships. Director of Oglebay Norton Company, a provider of products and services to oil field services, chemical, steel and construction industries, and Lamson & Sessions Co., a provider of products for the construction and telecommunications industries.	1983

Name and Age
of Nominee	Business Experience	Director Since

James B. Griswold (2) Age 57	Partner in the law firm of Baker & Hostetler LLP since 1982 concentrating in the areas of mergers and acquisitions, venture capital, private equity, and assisting entrepreneurs and high-growth companies.	1989
Leon J. Hendrix, Jr. (1) Age 62
Chairman of the Board of Remington Arms Co. since 1997, a manufacturer and marketer of firearms and ammunition. Principal, Clayton, Dubilier & Rice, Inc., a private investment firm, from 1993 to 2000. Chief Operating Officer of Reliance Electric Company from 1992 to 1993, Executive Vice President of Reliance from 1989 to 1992 and Vice President of Corporate Development of Reliance from 1987 to 1989. Reliance Electric is now a part of Rockwell Automation, a worldwide provider of industrial automation power, control and information solutions. Director of NACCO Industries, Inc., a holding company with subsidiaries that manufacture lift trucks and household electrical appliances, mine and market lignite coal and operate specialty retail stores, and Director of Cambrex Corp., a provider of products and services to the life sciences industries. Chairman of Clemson University Board of Trustees.
		1990
William J. Hudson, Jr. Age 69	Private Investor. Former President, Chief Executive Officer and Vice Chairman of AMP, Inc., a leading manufacturer of electrical, electronic, fiber-optic and wireless interconnection devices, from 1993 to 1999. Director of The Goodyear Tire & Rubber Company, an international company that develops, manufactures, distributes and sells tires and rubber products and provides automotive repair services.	1999
Dr. N. Mohan Reddy Age 50
Associate Professor of Marketing since 1991 and Keithley Professor of Technology Management since 1996 at the Weatherhead School of Management, Case Western Reserve University. Consultant to firms in the electronics, semiconductor and telecommunications industries on commercializing new technologies and marketing strategy implementation. Director of Brush Engineered Materials, Inc., which through its subsidiaries supplies beryllium-containing products and other engineered materials for end-use applications within the worldwide telecommunications and computer, automotive electronics, industrial components, optical media, aerospace, defense and appliance markets.
		2001

Name and Age
of Nominee	Business Experience	Director Since

R. Elton White Age 61	Private Investor. President of NCR Corporation from 1991 to 1993, Executive Vice President of Marketing of NCR from 1990 to 1991, and Executive Vice President of the United States Group from 1987 to 1990. Director of Kohl’s Corporation, which owns specialty department stores.	1994

(1)	Elected by holders of Common Shares only.

(2)	Baker & Hostetler LLP served as general outside legal counsel to the Company during the fiscal year ended September 30, 2003 and is expected to render services in such capacity to the Company in the future.

INFORMATION REGARDING MEETINGS AND

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors held five meetings during the fiscal year ended September 30, 2003. During that fiscal year no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served as a Director and (ii) the total number of meetings held by committees of the Board on which he served, during the periods that he served.

      The Company has not established a formal policy regarding director attendance at the Company’s annual meeting of shareholders. However, the annual meeting has generally been scheduled on the same day as a regular board meeting. All of the Company’s Directors attended the 2003 annual shareholders’ meeting.

      The Company has five standing committees: the Executive Committee, the Audit Committee, the Compensation and Human Resources Committee, the Strategy Committee, and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of the charters for the Audit Committee, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee can be found under the “Investor Relations” section of our website at www.keithley.com. Additionally, a copy of the charter for the Audit Committee is attached hereto as Appendix A. Set forth below is the current membership of each committee of the Board, with the number of meetings held during the fiscal year ended September 30, 2003, in parentheses.

		Compensation and		Nominating and
Executive	Audit	Human Resources	Strategy	Corporate Governance
Committee (one)	Committee (seven)	Committee (four)	Committee (four)	Committee (four)

Joseph P. Keithley (Chairman)	James T. Bartlett (Chairman)	R. Elton White (Chairman)	Dr. N. Mohan Reddy (Chairman)	Brian R. Bachman (Chairman)
James T. Bartlett	William J. Hudson, Jr.	Brian R. Bachman	Brian R. Bachman	Leon J. Hendrix, Jr.
Leon J. Hendrix, Jr.	R. Elton White	Leon J. Hendrix, Jr.	James T. Bartlett	William J. Hudson, Jr.
		Dr. N. Mohan Reddy	James B. Griswold
Leon J. Hendrix, Jr.
William J. Hudson, Jr.
Joseph P. Keithley
R. Elton White

      The Board has determined that all of the Directors, except for Messrs. Keithley and Griswold, are “independent directors” within the meaning of New York Stock Exchange listing standards. All of the member of the Board’s Audit Committee, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee are independent directors.

      The Executive Committee is authorized to exercise all of the powers of the Board of Directors between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions.

      The Audit Committee is responsible for assisting the Board in overseeing (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors. The Board has determined that each member of the Audit Committee is a “financial expert” within the meaning of Item 401 of Regulation S-K under the federal securities laws.

      The Compensation and Human Resources Committee responsibilities are to review and approve the goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, other executive officers and other employees who report to the Company’s Chief Executive Officer and to amend these goals and objectives if the Committee deems it appropriate. Toward that end, the committee oversees all compensation, equity and employee benefit plans and payments. The Committee is also responsible for periodically evaluating compensation for members of the Board of Directors and its committees and to review and approve changes in compensation and plans relating to director compensation.

      The Strategy Committee is responsible for ensuring that management has in place strategies and action plans as well as useful planning and control systems to enable the Company to meet its objectives.

      The Nominating and Corporate Governance Committee was formed in September 2002 to assist the Board of Directors in identifying individuals qualified to become Board members; to recommend board committee structure, membership and operations; to develop and recommend to the Board a set of effective corporate governance policies and procedures; and to lead the Board in its annual review of the Board’s performance.

      The charter of the Nominating and Corporate Governance Committee provides that the Committee shall make recommendations to the Board regarding director nominations, including director candidates recommended by shareholders. If a shareholders wishes to recommend a candidate, they should send their recommendation, with a description of the candidate’s qualifications, to: Chairman, Nominating and Corporate Governance Committee, c/o Marcia Parker, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. The Committee has not established specific minimums qualifications a candidate must have in order to be recommended by the Committee. However, in determining qualifications for new directors, the Committee will periodically establish and review Board succession plans, establish the experience and attributes needed to fulfill its responsibilities and work with the Chief Executive Officer to identify management’s needs for advice and counsel. A director candidate pool will be established from recommendations from shareholders and the Board of Directors. Although the Nominating and Governance Committee may supplement this pool through the retention of a board search consultant, it has not engaged a consultant at this time.

      Directors who are not employees of the Company receive an annual fee of $10,000 paid in five installments. Directors receive an additional $1,000 for each Board meeting attended and, unless Chairman of a committee, $750 for each committee meeting attended, except for Executive Committee meetings for which no additional fees are paid. Each Committee Chairman who is not an employee of the Company is paid $1,250 for presiding as Chairman at a committee meeting. Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan. Additionally, under the 1997 Director’s Stock Option Plan, nonemployee Directors are automatically granted an option to purchase 10,000 Common Shares at the close of each annual meeting of shareholders. The exercise price for each option is the fair market value of a Common Share on the date such option is granted as defined by the Plan. The Board of Directors may, in its sole discretion, grant additional options under the Plan for newly elected nonemployee Directors. The 1997 Director’s Stock Option Plan will expire by its terms on February 15, 2007.

CODE OF ETHICS

      The Company has a Code of Ethics that applies to all employees, executive officers and Directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of Company assets, accounting and recordkeeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel, and the reporting of illegal or unethical behavior. The Code of Ethics is posted on the Company’s website. Any waiver of any provision of the code granted to an executive officer or Director may only be made by the Board of Directors or a Committee of the Board authorized to do so and will be promptly disclosed on the Company’s website at www.keithley.com.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation and Human Resources Committee Report

      The guiding philosophy of the Company’s executive compensation program is to attract, motivate and retain highly qualified senior managers to direct and grow the Company. Information is gathered to provide guidelines on pay for comparable positions in comparable industries. The pay of the officers is managed to assure that, in general, it falls between the median and the seventy-fifth percentiles of market survey averages. Beyond information that is available to the Company, the consulting firm Mellon HR Solutions is used to analyze the competitiveness of the Company’s compensation program.

      The program provides for a salary that is based upon individual performance, an annual bonus that is based upon the attainment of performance goals, and long-term incentives in the form of stock options.

      The salary for each executive officer is set based upon data from the Company’s compensation consultant. The information used is the range of salaries paid to individuals who hold similar positions or have similar responsibilities within companies or divisions of companies of similar size in the electronics industry some, but not all of which are in the S&P Information Technology Sector Index used in the performance graph on page 14.

      The magnitude of the annual bonus that is paid to each officer is determined as follows. First, the targeted amount of bonus to be paid annually is determined through the use of survey information based on a percentage of annual salary. An appropriate mix of corporate financial measures are then determined and a payout schedule is set based upon attainment of the performance goals. The magnitude of these performance goals is set in conjunction with the Board Compensation Committee to reflect the marketplace conditions and an expectation of continuous improvement. The bonus payment begins at an acceptable level of attainment of financial goals. Based on the Company’s financial performance for fiscal year 2003, the Committee recommended and the Board approved that no bonuses be paid.

      Non-qualified Stock Options are used to provide long-term incentives to officers and other key employees. Each year a stock option grant is made for each officer based upon competitive market practices. Generally, options vest in four years and expire in ten years from the date of grant and have an option price equal to the market price at the time of grant.

     Chief Executive Officer Compensation

      The Compensation and Human Resources Committee determined Mr. Keithley’s compensation for fiscal 2003 based upon a number of criteria. The major facts that influenced the Committee’s decisions were the median pay levels for CEOs in electronics firms of similar size, the performance of the Company in sales and level of profits, and the general state of the electronic test and measurement industry.

      Mr. Keithley’s salary for fiscal 2003 decreased 0.4%. Mr. Keithley was granted an increase in January of 2003, but voluntarily agreed to reduce his salary 10% in May 2003 until the Company has two consecutive profitable quarters. Mr. Keithley’s base salary is comparable to others in equivalent positions in the electronics industry. Mr. Keithley did not receive a bonus for fiscal 2003, as the Company’s performance goals were not met.

Compensation and Human Resources Committee

R. Elton White, Chairman
Brian R. Bachman
Mohan Reddy
Leon J. Hendrix

      Employment Agreements with Named Executive Officers of the Company. Pursuant to an employment agreement which was entered into on September 26, 1988, Joseph P. Keithley is required to be compensated at the rate of at least $120,000 per year initially for a five-year period which ended September 26, 1993 and is automatically renewable for one-year periods thereafter. Pursuant to an employment agreement which was entered into on April 7, 1994, Mr. Plush is required to be compensated at the rate of at least $109,800 per year. Mr. Plush’s agreement initially covered a three-year period and is automatically renewable for one-year periods thereafter.

      Retirement Plan. The Company’s United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee’s service. Generally, an employee’s pension credits will be equal to the sum of (i) 0.9% of the employee’s high five-year average annual compensation, not in excess of the employee’s Social Security “covered compensation” (as defined by Section 401(I)(5)(E) of the Internal Revenue Code) as of September 30, 1999, plus 1.5% of such average annual compensation in excess of “covered compensation,” with such sum multiplied by the employee’s years of credited service (up to 30 years) through September 30, 1999; plus (ii) 1.2% of the employee’s annual compensation for each plan year beginning on or after October 1, 1999. The employee’s annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he has earned. If the individuals listed in the compensation table were to continue to be employees until their attainment of age 65 at the rate of compensation they received during fiscal 2003, their annual retirement benefits would be as follows: Mr. Keithley, $90,100; Mr. Rosica, $20,000; Mr. Plush, $64,100; Mr. Pesec, $74,500; and Ms. Rae, $72,300.

      The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company as of September 30, 2003, for the fiscal years ended September 30, 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
				Awards

		Annual Compensation		Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	($)(1)

Joseph P. Keithley	2003	$379,584	$—	100,000	$3,185
Chairman of the Board, President	2002	$381,250	$—	100,000	$5,194
and Chief Executive Officer	2001	$360,000	$182,000	100,000	$5,131

Gabriel A. Rosica	2003	$266,542	$—	—	$3,252
Executive Vice President	2002	$267,750	$—	30,000	$5,173
	2001	$256,150	$93,000	60,000	$5,111

Mark J. Plush	2003	$219,875	$—	33,000	$3,173
Vice President and	2002	$211,500	$—	35,000	$4,718
Chief Financial Officer	2001	$192,625	$55,000	38,000	$5,568

John A. Pesec (2)	2003	$205,000	$—	30,000	$2,983
Vice President Worldwide Sales	2002	$185,000	$—	27,000	$5,246
and Support	2001

Linda C. Rae (3)	2003	$187,250	$—	50,000	$3,068
Senior Vice President and General	2002
Manager	2001

(1)	Consists of matching contributions under the Company’s Retirement Savings Trust and Plan.

(2)	Mr. Pesec was appointed Vice President Worldwide Sales and Support effective September 9, 2002. The salary information shown includes the full 2002 fiscal year.

(3)	Ms. Rae was appointed Senior Vice President and General Manager effective May 7, 2003. The salary information shown includes the full 2003 fiscal year. Prior year information is not required.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable
	Number of	% of Total			Value at Assumed
	Securities	Options			Annual Rates of Stock
	Underlying	Granted to	Exercise		Price Appreciation for
	Options	Employees	or Base		Option Term
	Granted	in Fiscal	Price	Expiration
Name	(#)	Year	($/Sh)	Date	5% ($)	10% ($)

Joseph P. Keithley	100,000	16.0%	16.12	7/18/13	1,013,778	2,569,113
Gabriel A. Rosica	—	—	—	—	—	—
Mark J. Plush	33,000	5.3%	16.12	7/18/13	334,547	847,807
John A. Pesec	30,000	4.8%	16.12	7/18/13	304,133	770,734
Linda C. Rae	50,000	8.0%	16.12	7/18/13	506,889	1,284,556

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

			Number of		Value of Unexercised
			Securities Underlying		in-the-money
	Shares		Unexercised Options at		Options at
	Acquired	Value	September 30, 2003 (#)		September 30, 2003 ($)
	on Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph P. Keithley	—	—	370,500	280,000	2,337,356	39,000
Gabriel A. Rosica	—	—	222,750	43,750	1,240,959	11,700
Mark J. Plush	—	—	120,500	97,500	727,250	13,650
John A. Pesec	—	—	40,750	72,250	203,688	10,530
Linda C. Rae	—	—	28,000	95,500	67,553	11,700

Audit Committee Report

      The Audit Committee has reviewed and discussed with Keithley’s management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Keithley contained in the Annual Report on Form 10-K for the 2003 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of Keithley’s financial statements.

      The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP its independence from Keithley.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Keithley’s Annual Report on Form 10-K for its 2003 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee

James T. Bartlett, Chairman
William J. Hudson, Jr.
R. Elton White

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The firm of PricewaterhouseCoopers LLP has served as the Company’s independent auditors since 1958. The following table shows the fees billed to the Company from PricewaterhouseCoopers for professional services rendered for the fiscal years ended September 30, 2003 and 2002:

	Fiscal 2003	Fiscal 2002

Audit Fees	$254,345	$217,750
Audit-Related Fees	21,350	14,600
Tax Fees	73,593	96,842
All Other Fees	7,000	—

Total	$356,288	$329,192

      Fees related to fiscal 2003 are comprised of the services as described in the following items:

      “Audit Fees” consist of fees billed for professional services rendered for the audit of Keithley Instruments, Inc.’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

      “Audit-Related Fees” consist of fees billed for professional services related to the audits of the Company’s United States pension plan and retirement savings and trust plan, as well as consultation work related to disclosure controls and procedures, and internal control over financial reporting required under Section 404 of the Sarbanes-Oxley Act of 2002.

      “Tax Fees” consist of fees billed for professional services for tax compliance, tax advice and tax planning for the United States, Germany and the United Kingdom.

      “All Other Fees” primarily relate to an information security workshop, which PricewaterhouseCooper LLP was asked to give to certain Company personnel.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

      Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee has not established a pre-approval policy for audit and permissible non-audit services. The Audit Committee pre-approves, on an individual basis, all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date.

      The Audit Committee has not yet selected independent auditors for the fiscal year ending September 30, 2004, as PricewaterhouseCoopers LLP has not provided the Committee with a range of estimated fees. The Committee has approved fees for PricewaterhouseCoopers LLP to perform the review of the first quarter consolidated financial statements. It is expected that the Committee will make its selection of independent auditors before the end of the second fiscal quarter.

COMPANY STOCK PERFORMANCE

      The following performance graph compares the five-year cumulative return from investing $100 on September 30, 1998 in each of the Company’s Common Shares, the Russell 2000 Index and the Standard & Poor’s Information Technology Index. The comparison assumes that all dividends are reinvested.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

AMONG KEITHLEY INSTRUMENTS, INC., THE RUSSELL 2000 INDEX
AND THE S & P TECHNOLOGY COMPOSITE INDEX

[PERFORMANCE GRAPH]

			S&P Technology Composite
	Keithley Instruments, Inc.	Russell 2000	Index

9/98	100.00	100.00	100.00
9/99	284.55	119.07	179.51
9/00	2819.03	146.92	216.40
9/01	582.07	115.76	79.30
9/02	497.24	104.99	54.67
9/03	585.98	143.32	87.23

OTHER MATTERS

      The Board of Directors of the Company is not aware of any matter to come before the meeting other than the election of Directors. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

      Any shareholder proposal intended to be presented at the annual meeting of Shareholders to be held in 2005 in compliance with Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices not later than September 8, 2004, for inclusion in the Board of Directors’ proxy statement and form of proxy relating to that meeting. The Company will not be required to include in its proxy statement and form of proxy a shareholder proposal that is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission. In addition, if a shareholder intends to present a proposal at the Company’s 2005 annual meeting without the inclusion of the proposal in the Company’s proxy materials, the appointed proxies may exercise their discretionary voting authority for any proposal received after November 22, 2004, without any discussion of the proposal in the Company’s proxy statement.

      Shareholders may send written communications to the Board by mailing them to the Board of Directors, c/o Joseph P. Keithley, Chairman, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. All communications will be forwarded to the Directors.

      Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:

Mark J. Plush

Vice President and Chief Financial Officer
Keithley Instruments, Inc.
28775 Aurora Road
Cleveland, Ohio 44139

      You are urged to sign and return your proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

January 6, 2004

APPENDIX A

KEITHLEY INSTRUMENTS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

ADOPTED DECEMBER 4, 2003

1.     Purposes of the Committee

      The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Keithley Instruments, Inc. (the “Company”) are (i) to assist the Board in overseeing (a) the integrity of the financial statements of the Company, (b) the Company’s compliance with legal and regulatory requirements, (c) the Company’s independent auditor’s qualifications and independence, and (d) the performance of the Company’s internal audit function and independent auditors; (ii) to prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement, (iii) to perform an annual performance review of the Committee, and (iv) to perform the duties and responsibilities of audit committees set forth in Rule 10A-3(b)(2)-(5) of the Securities Exchange Act of 1934.

2.     Composition of the Committee

      The Committee shall consist of no fewer than three directors, each of whom shall be independent, as the term “independent” is defined for purposes of applicable Federal securities laws, the rules of the SEC and the listing standards of the New York Stock Exchange (the “NYSE”) or other applicable listing standards. Each Committee member must meet the financial literacy and experience standards applicable to him or her under applicable law, SEC rules and NYSE or other listing standards. No Committee member may serve on the audit committee of more than three other publicly-traded companies.

      The members of the Committee will be appointed by and serve at the pleasure of the Board. The Board has the sole authority to remove Committee members and to fill vacancies on the Committee.

3.     Meetings and Procedures of the Committee

      The Committee will meet at least quarterly with the authority to convene additional meetings as it deems appropriate. The Board shall designate one member of the Committee as its Chairperson. The Chairperson of the Committee will preside at each meeting and will set the agenda of items to be addressed at each meeting. In setting the agenda, the Chairperson may consult with other members of the Committee and is encouraged to consult with the Company’s Chief Financial Officer. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee. The Committee may form subcommittees of not fewer than two members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

      The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

      The Committee may meet in executive session outside the presence of the Company’s executive officers.

4.     Committee Authority and Responsibilities

      The Committee has the following authority and responsibilities:

(a) Approval of Services. The Committee has the sole authority to engage and, when appropriate, replace, the Company’s independent auditor. The Committee is directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.

(b) Review and Discussion Items. The Committee shall review and discuss:

(i)	with the internal auditor and the independent auditor, respectively, in advance of their respective audits, the overall scope and plans for their audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits; in this connection, the Committee shall discuss with management, the internal auditor and the independent auditor, among other things, the Company’s significant exposures (whether financial, operating or otherwise), and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

(ii)	with management and the independent auditor, the financial information to be included in the Company’s Annual Report on Form 10- K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and the adequacy and effectiveness of internal controls; in this connection, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, and shall determine whether to recommend to the Board that the audited financial statements be included in the Company’s Form 10-K;

(iii)	with management and the independent auditor, the quarterly financial information to be included in the Company’s Quarterly Reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other matters required at the time of that discussion to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards; in this connection, the Committee shall discuss the results of the independent auditor’s review of the Company’s quarterly financial information conducted in accordance with Statement on Auditing Standards No. 71;

(iv)	with the Chief Executive Officer and the Chief Financial Officer periodically (and at least quarterly), management’s conclusions about the efficacy of the Company’s disclosure controls and procedures, including any significant deficiencies in the design or operation of such controls and procedures or material weaknesses therein, and with management and the independent auditor annually, management’s annual internal control report, including the auditor’s attestation thereof, if any;

(v)	with management, at least annually and at such other times as the Committee considers appropriate, the Company’s earnings press releases, including the use of any “pro forma” or “adjusted” non-GAAP information, and the nature of financial information and earnings guidance provided to analysts and rating agencies;

(vi)	with the independent auditor, at least annually, any problems or difficulties the auditor has encountered in connection with the annual audit or otherwise, including any restrictions on the scope of its activities or access to required information, any disagreements with management regarding U.S. generally accepted accounting principles (“GAAP”) or other matters, material adjustments to the financial statements recom-

mended by the independent auditor, and adjustments that were proposed but “passed,” regardless of materiality; in this connection, the Committee shall review with the independent auditor any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the audit, any management letter issued or proposed to be issued by the auditor, the Company’s response to that letter and the responsibilities and budget of the Company’s financial auditing staff and the quality and depth of the financial auditing staff;

(vii)	with management, the internal auditor and independent auditor, at least annually and at such other times as the Committee considers appropriate, (a) significant issues regarding accounting principles and financial statement presentations, including any significant change in the Company’s selection or application of accounting principles, and significant issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (c) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor, and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements and other public disclosures;

(viii)	with the independent auditor, at least annually, the auditor’s periodic reports regarding its independence;

(ix)	with the independent auditor, at least annually, the auditor’s performance, including the Committee’s evaluation of the auditor’s lead partner; in conducting this review, the Committee shall consult with management and the head of internal audit and obtain and review a report by the independent auditor describing its internal quality-control procedures, material issues raised in its most recent internal quality- control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting any independent audit carried out by the independent auditor, and the response of the independent auditor;

(x)	with the Chief Financial Officer and, if appropriate, the Company’s outside counsel, at least annually and at such other times as the Committee considers appropriate, material legal affairs of the Company and the Company’s compliance with applicable law and listing standards; in this connection, the Committee shall discuss with management (and appropriate counsel) and the independent auditor any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s code of ethics or other standards of conduct;

(xi)	with management, annually, a summary of the Company’s transactions with directors and officers of the Company, including reimbursement of expenses, and with firms that employ directors, and any other material related party transactions; and

(xii)	with the full board, annually, an evaluation of this Charter and of the Committee’s performance under this Charter.

(c) Reports. The Committee shall report regularly to the full board with respect to actions taken and matters discussed by the Committee, including any items that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function. The Committee shall report annually to the full Board with respect to the Committee’s evaluation of this Charter and the Committee’s performance thereunder. The

Committee shall be responsible for the preparation of the reports required to be included in the Company’s annual proxy statement with respect to financial and accounting matters and Committee actions, and such other reports with respect to those matters as are required by applicable law, applicable rules of the SEC or applicable NYSE or other listing standards.

(d) Hiring and Complaint Processing Policies and Procedures. The Committee shall establish (a) policies for the Company’s hiring of employees or former employees of the independent auditors who have participated in the audit of the Company, and (b) procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

(e) Other Authority and Responsibilities; Limitation. The Committee will have such additional authority and responsibilities as may be granted to or imposed on audit committees from time to time by applicable law, SEC rules and NYSE or other listing standards, and shall discharge all of its authority and responsibilities in accordance with all applicable law, SEC rules and NYSE or other listing standards. The Committee may conduct or authorize the conduct of such investigations within the scope of its authority and responsibilities as it considers appropriate, and may retain, at the Company’s expense, such legal, accounting or other advisers as the Committee considers necessary or advisable for the full and faithful execution thereof.

In discharging its responsibilities, the Committee is not responsible for the planning or conduct of audits or for any determination that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable rules and regulations. These matters are the responsibility of management and the independent auditor.

(f) Access to Records. The Committee is entitled to full access to all books, records, facilities and personnel of the Company for the purpose of executing its authority and responsibilities.

KEITHLEY INSTRUMENTS, INC.

DC
to
light
KEITHLEY
A GREATER MEASURE OF CONFIDENCE
innovate • create • accelerate

Please mark, sign, date and return the proxy card promptly, using the enclosed envelope

DETACH CARD

KEITHLEY INSTRUMENTS, INC.	Class B Common Shares

The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J. PLUSH and each of them, as proxies and attorneys, with full power of substitution, to appear and vote all the Class B Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 14, 2004, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

The Board of Directors recommends a vote FOR the nominees listed below.

1. ELECTION OF DIRECTORS, FOR ☐	WITHHOLD AUTHORITY ☐
Joseph P. Keithley; Brian R. Bachman; James B. Griswold; William J. Hudson, Jr.; Dr. N. Mohan Reddy; and R. Elton White

To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) in the space provided below.

(Continued, and to be signed on other side)

(KEITHLEY LOGO)

Annual Meeting of Shareholders

February 14, 2004
12:00 Noon

DETACH CARD

(Continued from the other side)

2. To vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY, FEBRUARY 14, 2004.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies named above cannot vote your shares unless you sign and return this card.

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this Proxy will be voted FOR the nominees named in Item 1 and with discretionary authority on all other matters that may properly come before the meeting or any adjournment or postponement thereof.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.

SIGNATURE(S)	DATE

KEITHLEY INSTRUMENTS, INC.

Please mark, sign, date and return the proxy card promptly, using the enclosed envelope

DETACH CARD

KEITHLEY INSTRUMENTS, INC.	Common Shares

The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J. PLUSH and each of them, as proxies and attorneys, with full power of substitution, to appear and vote all the Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 14, 2004, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

The Board of Directors recommends a vote FOR the nominees listed below.

1. ELECTION OF DIRECTORS, FOR ☐	WITHHOLD AUTHORITY ☐
Joseph P. Keithley; Brian R. Bachman; James T Bartlett*; James B. Griswold; Leon J. Hendrix, Jr.*; William J. Hudson, Jr.; Dr. N. Mohan Reddy; and R. Elton White
*Elected by holders of Common Shares only.

To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) in the space provided below.

(Continued, and to be signed on other side)

(KEITHLEY LOGO)

Annual Meeting of Shareholders

February 14, 2004
12:00 Noon

DETACH CARD

(Continued from the other side)

2. To vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY, FEBRUARY 14, 2004.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies named above cannot vote your shares unless you sign and return this card.

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this Proxy will be voted FOR the nominees named in Item 1 and with discretionary authority on all other matters that may properly come before the meeting or any adjournment or postponement thereof.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.

SIGNATURE(S)	DATE